Supplement, dated January 09, 2009

to Prospectus, dated May 1, 2008

SUPPLEMENT

MUTUAL OF AMERICA INVESTMENT CORPORATION

Effective January 12, 2009, Eleanor Innes will replace Joseph R. Gaffoglio as the portfolio manager for the International Fund.  Ms. Innes is Second Vice President of Mutual of America Capital Management Corporation (the “Adviser”), and joined the Adviser in 2000 from Nikko Global Asset Management (USA), Inc. Ms. Innes has approximately 15 years of experience in the financial industry. Since 2001, Ms. Innes has been responsible for research as an Equity Analyst and manages the equity index funds.  In addition, she has assisted in the management of the active equity funds in the past.